EXHIBIT 10.28

Invoice to
General Dynamics C4 Systems, Inc.			ATTN: ACCOUNTS PAYABLE 77 “A” STREET NEEDHAM, MA 02494-2892 UNITED STATES
Order
		Our Order date	Purchase Order
		8/27/2004	5023807
Site: 01	GD C4S LOC 01
Buyer:	Supplier No	Revision	PO Status:
Michael Harris	436876	1	Released
Delivery Address		Seller
GENERAL DYNAMICS		MORE ENERGY LTD
C4 SYSTEMS INC. 275 JOHN HANCOCK ROAD TAUNTON MA 02780-1069		SUB OF MEDISEL LTD 14 SHABAZI ST YEHUD INDUSTRIAL ZN ISRAEL
Ship via		Terms of Delivery
SEE BELOW		ORIGIN FRT COLLECT
Our Customer No		Payment Terms
NET 30
Confirm to Date

Internal Destination (should be labeled on all goods)
NOT APPLICABLE
Line Your Part No.	Your Description	Quantity Unit	Price Del. Date	Part Revision
Ret Our Part No.	Description	Taxable	Line Total Amount USD
Tech Coordinator	Supplier Blanket Reference
DPA: Rating:	Contract No.:

1		1.00 EA	$42,500.00000	9/30/2004
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #1	N		$42,500.00
	04-1-074
2		1.00 EA	$42,500.00000	10/29/2004
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #2	N		$42,500.00
	04-1-074
3		1.00 EA	$42,500.00000	11/30/2004
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #3	N		$42,500.00
	04-1-074

4		1.00 EA	$42,500.00000	12/30/2004
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #4	N		$42,500.00
	04-1-074
5		1.00 EA	$42,500.00000	1/28/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #5	N		$42,500.00
	04-1-074
6		1.00 EA	$42,500.00000	2/25/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #6	N		$42,500.00
	04-1-074
7		1.00 EA	$42,500.00000	3/30/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #7	N		$42,500.00
	04-1-074
8		1.00 EA	$42,500.00000	4/28/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #8	N		$42,500.00
	04-1-074
9		1.00 EA	$42,500.00000	5/27/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL - PAYMENT #9	N		$42,500.00
	04-1-074
10		1.00 EA	$42,500.00000	6/30/2005
1	USAF BAO KIT DIRECT LIQUID FUEL CELL- PAYMENT #10	N		$42,500.00
	04-1-074
		Total Amount (USD) $425,000.00

Class 1 Ozone depleting substances (ODS) are prohibited from use on this purchase order without prior General Dynamics written approval…. Note: All invoices must reference the complete purchase order number including the revision and release number if applicable, line item number, quantity shipped, and the unit price…. For freight collect, except UPS, use purchase order number in lieu of account number on your bill of lading or airway bill…. “Any drawing reference or drawing requirement which stipulates marking including “GTF”, “GTF Government Systems”, “GSC” or “Government Systems Corporation” should not be implemented in the product manufacture process. Cage code (FSCM), marking shall remain as exists on the drawing.”
If there are Quality Codes associated with any of the purchase order lines above, see detailed description of the requirements at http://www.gdc4s.com/SCM_Internet/SCM_Details/C4S-NS-VQ_QC_Codes.htm.
Any vendor who manufactures the products purchased under this PO must notify Vendor Quality in writing if the address of the Vendor’s manufacturing facility differs from the Vendor address given on this PO.

TERMS AND CONDITIONS
The purchase order may be accepted by any means of part performance, which acceptance constitutes unqualified agreement to all the terms and conditions posted at http://www.gdc4s.com/SCM_Internet/SCM_Details.htm. Should the seller specify additional or different terms, such terms shall not be binding upon General Dynamics except to the extent General Dynamics gives its specific agreement in writing to such terms. Whenever a Government contract number appears in the Government Contract Number Block above, all of the Federal Acquisition Regulations Incorporated directly, or by reference, in the Terms and Conditions attached hereto, are fully applicable to the performance of this purchase order.
Terms and Conditions referenced at http://www.gdc4s.com/SCM_Internet/SCM_Details.htm shall apply, unless otherwise specified.

/s/ Michael J. Harris

Buyer: Michael Harris

Attachment (1)
04:CHS-3820-7127

STATEMENT OF WORK (SOW)

MEDIS TECHNOLOGIES/MORE ENERGY

Wearable Computer Power

1.0	OBJECTIVE

Medis Technologies/More Energy (hereinafter “Subcontractor”) shall conduct and support the activities that are defined herein for the purpose of improving the overall effectiveness of Information Warfare (IW) operations through the use of its advanced fuel cell power technology.

1.1	General

The Special Operation Forces (SOF) of the U.S. Department of Defense (DoD) require computer assets and associated peripheral devices that are rugged, lightweight and can provide an electrical power life of at least 8 hours. DoD’s target device will be durable (MIL-STD-810), fully compliant with Electromagnetic Interference (EMI) emissions (MIL-STD-461) and have a total load out weight of less than 4 pounds.

As an initial step toward achieving DoD objectives, the primary focus of this project is to demonstrate operation of a modified commercial off the shelf (COTS) tablet when powered by an external fuel cell power system. Ten of the modified COTS tablets with five fuel cells, both of which are recognized to be prototypes, will be delivered to the Government in month 12 of the program for preliminary test and evaluation. Program progress and results will be documented in monthly reports and summarized in a Final Report to be submitted to the Government in [Subject to a request for confidential treatment; separately filed with the Commission].

The desired result of this project is to demonstrate that the deliverable prototypes are capable of continuing on a realistic spiral development path that will meet the “wearable device” criteria established by the Special Tactics and Tactical Air Control Party (TACP).

2.0	TECHNICAL REQUIREMENTS

The Subcontractor shall provide support in accordance with the following paragraphs.

2.1	Technical Approach

This project is focused on evaluating and implementing to the extent practical potential advancements in wearable computing solutions. Higher volumetric electrical energy density will be sought to extend computer run time and potentially reduce logistics support in field operations.

2.1.1	Advanced Power Source

The subcontractor shall provide a fuel cell power pack and refueling system suitable to extend the battery life of the GoBook™ Tablet to 8 hours of continuous operation [Itronix GoBook™ Tablet currently operates for [Subject to a request for confidential treatment; separately filed with the Commission]-hours powered by [Subject to a request for confidential treatment; separately filed with the Commission]; a [Subject to a request for confidential treatment; separately filed with the Commission] extension is the target] with the following characteristics:

•	Tethered Power Pack

•	Capable of supporting electronic indication when fuel cell refueling is necessary.

•
Minimum of [Subject to a request for confidential treatment; separately filed with the Commission] Watts continuous at [Subject to a request for confidential treatment; separately filed with the Commission] provided by Medis’ fuel cell power pack system to GoBook™ Tablet’s Power Management Module, which will be designed by Itronix and interface with Medis’ fuel cell power pack system.

•	A refueling cartridge capable of replacing fuel and electrolyte.

•
Acceptance test to be demonstrated with an [Subject to a request for confidential treatment; separately filed with the Commission]-Watt resistive load and the Medis fuel cell power pack system must supply a continuous [Subject to a request for confidential treatment; separately filed with the Commission]-Watt output for a duration of 8 hours.

The subcontractor will provide a functional check out and evaluation of the individual power packs and integrated systems.

2.1.2	Tablet Integration with DLEDS Fuel Cell

The COTS tablet supplier, Itronix Corporation, is responsible for providing a prototype external fuel cell power management device intended to demonstrate a functional integrated GoBook™ Tablet/Fuel Cell system. The goal of the integrated system is to operate continuously for 8 hours and to demonstrate successful battery recharging capability. The power management module (PMM) will be an external interface device between the GoBook™ and the fuel cell.

Figure 2 depicts a preliminary concept showing the power pack tethered to the tablet.

Figure 2 - GDC4S Tablet/Power Pack Concept

[GRAPHIC]

3.0	DELIVERABLES

The following deliverables are required:

3.1	Monthly Reports—

The subcontractor shall submit monthly status reports by the 25th day of the month for work performed during 30-day period. The first report is due [Subject to a request for confidential treatment; separately filed with the Commission]. Reports may be submitted electronically to via e mail to Tom Brady and Mike Harris. The report will cover the progress of the previous month and the approximate number of hours expended. General Dynamics C4 Systems will provide the desired report format. A total of twelve (12) monthly reports are required.

3.2	Quarterly Program Reviews and Presentation Material

[Subject to a request for confidential treatment; separately filed with the Commission] (QPR) are planned during the course of this project at GDC4S’ Taunton facility. The location may be changed at the Government’s request and therefore some flexibility may be necessary. The tentative dates are as follows: [Subject to a request for confidential treatment; separately filed with the Commission]. The actual dates of the QPRs will be scheduled to accommodate the Subcontractor’s schedule to the extent possible. The subcontractor shall attend each QPR and provide presentation material as needed and appropriate. Presentation material should focus on progress during the preceding quarter, work planned for the succeeding quarter, and issues, if any. The presentation material should not contain any subcontractor proprietary information, including but not limited to trade secrets, restricted technical data, or other intellectual property.

3.4	Reports—Final Scientific and Technical Report

The subcontractor shall provide a final Scientific and Technical Report summarizing all work performed and documenting results achieved. The report is due [Subject to a request for confidential treatment; separately filed with the Commission]. The final report should not contain any subcontractor proprietary information, including but not limited to trade secrets, restricted technical data, or other intellectual property. The final report (and all monthly reports) will be provided to the Government with unlimited rights in technical data.

3.5	Deliverable Hardware

The subcontractor shall deliver five (5) prototype fuel cell power packs with ten (10) refueling cartridges capable of extending the operation of a modified COTS GoBook™ Tablet in accordance with the requirements identified in section 2.1.1 above. The prototype hardware will be delivered to the Government in “as is” condition with no express or implied warranty of any kind.

Preservation, packing and marking for shipment of the fuel cells shall be based on best commercial practices, suitable to ensure delivery of the material in an undamaged condition. The subcontractor shall mark all fuel cells and fuel cell fuel cartridges in accordance with U.S. hazardous materials marking requirements.

6.0	PERIOD OF PERFORMANCE

The period of performance is 13 months in accordance with the following program schedule.

Task/Month	1	2	3	4	5	6	7	8	9	10	11	12	13
Task 1 - Development of Advanced Power Source	b	j					d			f
1.1[Subject to a request for confidential treatment; separately filed with the Commission]
1.2[Subject to a request for confidential treatment; separately filed with the Commission]
1.3[Subject to a request for confidential treatment; separately filed with the Commission]
1.4[Subject to a request for confidential treatment; separately filed with the Commission]
Task 2 - Development of EMI compliant Tablet										e
2.1[Subject to a request for confidential treatment; separately filed with the Commission]
2.2[Subject to a request for confidential treatment; separately filed with the Commission]
2.3[Subject to a request for confidential treatment; separately filed with the Commission]
2.4[Subject to a request for confidential treatment; separately filed with the Commission]
2.5[Subject to a request for confidential treatment; separately filed with the Commission]
2.6[Subject to a request for confidential treatment; separately filed with the Commission]
2.7[Subject to a request for confidential treatment; separately filed with the Commission]
2.8[Subject to a request for confidential treatment; separately filed with the Commission]
2.9[Subject to a request for confidential treatment; separately filed with the Commission]
Task 3 - Technology Insertion Studies
3.1[Subject to a request for confidential treatment; separately filed with the Commission]
3.2[Subject to a request for confidential treatment; separately filed with the Commission]
3.3[Subject to a request for confidential treatment; separately filed with the Commission]
3.4[Subject to a request for confidential treatment; separately filed with the Commission]
3.5[Subject to a request for confidential treatment; separately filed with the Commission]
3.6[Subject to a request for confidential treatment; separately filed with the Commission]
Task 4 - Evaluation of Tablet and XP Software											g
4.1[Subject to a request for confidential treatment; separately filed with the Commission]
4.2[Subject to a request for confidential treatment; separately filed with the Commission]												h	f

Milestones
a.[Subject to a request for confidential treatment; separately filed with the Commission]	0	0	0	0	0	0	0	0	0	0	0
b.[Subject to a request for confidential treatment; separately filed with the Commission]
c.[Subject to a request for confidential treatment; separately filed with the Commission]			0			0			0			0
d.[Subject to a request for confidential treatment; separately filed with the Commission]
e.[Subject to a request for confidential treatment; separately filed with the Commission]
f.[Subject to a request for confidential treatment; separately filed with the Commission]
g.[Subject to a request for confidential treatment; separately filed with the Commission]
h.[Subject to a request for confidential treatment; separately filed with the Commission]													0
i.[Subject to a request for confidential treatment; separately filed with the Commission]
j.[Subject to a request for confidential treatment; separately filed with the Commission]

Attachment (2)
04:CHS-3820-7127

PURCHASE ORDER 5023807
TERMS AND CONDITIONS

1.
The terms and conditions set forth herein supersede and replace in entirety all pre-printed terms and conditions that appear of General Dynamic C4 Systems standard purchase order form, which have no force or effect with respect to this contract.

2.
Purchase Order 5023807 is placed on a firm, fixed price basis with a total value of $425,000.00. Milestone payments shall be paid to More Energy in ten installments of $42,500.00 each. The first milestone payments shall be based on purchase order acceptance by More Energy. Payment terms are Net 30 days; all payments shall be made by wire transfer.

3.
The fuel cell power packs and refueling cartridges shall be manufactured in accordance with More Energy’s standard practices to ensure the quality of all components and workmanship. The products will be delivered to GDC4S and transferred to the U.S. Government in “as is” condition with no express or implied warranty.

4.
Acceptance test to be demonstrated with an [Subject to a request for confidential treatment; separately filed with the Commission]-Watt resistive load and the Medis fuel cell power pack system must supply a continuous [Subject to a request for confidential treatment; separately filed with the Commission]-Watt output for a duration of 8 hours.

5.	Deliverable reports and hardware are defined in the Purchase Order Statement of Work.

6.
It is understood by all parties, including More Energy, GDC4S, and SRA, that the fuel cell power pack and associated refueling cartridges have been developed exclusively at private expense by More Energy. Accordingly all technical data and documentation related to the fuel cell power pack and associated refueling cartridges, including but not limited to technical designs, drawings, models, prototypes, parts lists, power management designs, test procedures, performance data, and chemical formulations, are the exclusive property of More Energy. This contract does not require the delivery of any technical data, nor may any party, including GDC4S or SRA or the USAF require delivery of such data during or after contract performance.

7.	More Energy and its affiliates agree to comply with all applicable laws and regulations pertaining to the performance of this contract.

8.
This Subcontract constitutes the final and entire expressed agreements of the Parties concerning the subject matter hereof, and supersedes all prior negotiations, discussions, representations, correspondence, promises or agreements, either written or oral, that may have been made in connection with the subject matter hereof. This Subcontract may only be amended by written agreement of the Parties.

9.
Irrespective of the place of performance, this Subcontract will be construed, interpreted and enforced in accordance with the United Stated federal common law of government bodies, boards of contract appeals and quasi-judicial agencies of the Federal Government of the United States. To the extent that the federal common law of government contracts is not dispositive, the laws of the New York shall apply.